UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 10, 2017

NORTHROP GRUMMAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042

www.northropgrumman.com

(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 13, 2017, Northrop Grumman Corporation (the “Company”) issued $1,000,000,000 in aggregate principal amount of 2.080% Senior Notes due 2020 (the “2020 Notes”), $1,500,000,000 in aggregate principal amount of 2.550% Senior Notes due 2022 (the “2022 Notes”), $1,500,000,000 in aggregate principal amount of 2.930% Senior Notes due 2025 (the “2025 Notes”), $2,000,000,000 in aggregate principal amount of 3.250% Senior Notes due 2028 (the “2028 Notes”) and $2,250,000,000 in aggregate principal amount of 4.030% Senior Notes due 2047 (the “2047 Notes” and, together with the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2028 Notes, the “Notes”). The Notes were issued pursuant to an indenture (the “Original Indenture”), dated as of November 21, 2001, as supplemented by the first supplemental indenture, dated as of July 30, 2009 (the “First Supplemental Indenture”), the third supplemental indenture, dated as of March 30, 2011 (the “Third Supplemental Indenture”), the fourth supplemental indenture, dated as of March 30, 2011 (the “Fourth Supplemental Indenture”) and the eighth supplemental indenture, dated as of October 13, 2017 (the “Eighth Supplemental Indenture”) between the Company and The Bank of New York Mellon (the “Trustee”) (the Original Indenture as supplemented by the First Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Eighth Supplemental Indenture, the “Indenture”). The Notes were sold pursuant to an Underwriting Agreement, dated October 10, 2017, by and among the Company and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

The 2020 Notes will mature on October 15, 2020, the 2022 Notes will mature on October 15, 2022, the 2025 Notes will mature on January 15, 2025, the 2028 Notes will mature on January 15, 2028 and the 2047 Notes will mature on October 15, 2047, in each case, unless redeemed earlier. The Company may redeem any of the series of notes at its option, as a whole or in part, at any time or from time to time, at the redemption prices described in the Final Prospectus Supplement filed with the Securities and Exchange Commission dated October 10, 2017 (the “Final Prospectus Supplement”).

The Indenture governing the Notes contains certain covenants, including covenants related to our ability to create liens, engage in certain sale and leaseback transactions and engage in certain transactions and asset sales. These covenants are subject to exceptions and qualifications.

The Company previously announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Neptune Merger, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Orbital ATK, Inc., a Delaware corporation (“Orbital ATK”), pursuant to which Merger Sub will be merged with and into Orbital ATK (such proposed transaction, the “Orbital ATK Acquisition”), with Orbital ATK continuing as the surviving corporation and as a wholly owned subsidiary of the Company. If the Orbital ATK Acquisition is not consummated on or prior to December 17, 2018, or if the Merger Agreement is terminated at any time prior to such date other than as a result of consummating the Orbital ATK Acquisition, then the Company will be required to redeem all of the outstanding 2020 Notes, 2022 Notes, 2025 Notes and 2047 Notes at a redemption price equal to 101% of the aggregate principal amount of such notes, plus accrued and unpaid interest on the principal amount of such notes to, but not including, the special mandatory redemption date (as defined in the Final Prospectus Supplement).

The terms and conditions of the Notes are set forth in the Original Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on November 21, 2001, the First Supplemental Indenture, filed as an exhibit to the Company’s current report on Form 8-K filed on July 30, 2009, the Third Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, the Fourth Supplemental Indenture, filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2011, filed on April 27, 2011, and the Eighth Supplemental Indenture attached hereto as Exhibit 4.1. The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to these documents. The Company has on file with the Securities and Exchange Commission an effective registration statement on Form S-3 dated March 31, 2017 (Registration No. 333-217087, the “Registration Statement”) and incorporates by reference the exhibits filed with this report into the Registration Statement.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain statements, other than statements of historical fact that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “intend,” “may,” “could,” “plan,” “project,” “forecast,” “believe,” “estimate,” “outlook,” “anticipate,” “trends,” “goals” and similar expressions generally identify these forward-looking statements. Forward-looking statements include, among other things, statements relating to Northrop Grumman’s future financial condition, results of operations and/or cash flows, expected benefits of the proposed Orbital ATK acquisition, and the timing of the proposed acquisition. Forward-looking statements are based upon assumptions, expectations, plans and projections that Northrop Grumman believes to be reasonable when made, but which may change over time. These statements are not guarantees of future performance and inherently involve a wide range of risks and uncertainties that are difficult to predict. Specific risks that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include, but are not limited to: those discussed in this communication, those identified under “Risk Factors” and other important factors disclosed in Northrop Grumman’s Annual Report on Form 10-K and from time to time in Northrop Grumman’s other filings with the SEC; the possibility that Orbital ATK stockholders may not approve the proposed acquisition; the possibility that the closing conditions of the proposed acquisition may not be satisfied; the possibility that regulatory approvals required for the proposed acquisition may not be obtained on acceptable terms, on the anticipated schedule, or at all; the risk that closing of the proposed acquisition may not occur or may be delayed, either as a result of litigation or otherwise; the occurrence of an event that could give rise to termination of the proposed acquisition; the risk that stockholder litigation in connection with the proposed acquisition may affect the timing or occurrence of the proposed acquisition or result in significant costs of defense, indemnification and liability; the possibility that anticipated benefits of the proposed acquisition may not be realized or may take longer to realize than expected; the possibility that costs related to Northrop Grumman’s integration of Orbital ATK’s operations may be greater than expected and/or that revenues following the proposed acquisition may be lower than expected; the effect of the transaction on the ability of Northrop Grumman and Orbital ATK to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, including the U.S. Government; responses from customers and competitors to the proposed acquisition; the possibility that Northrop Grumman’s business or Orbital ATK’s business may be disrupted due to transaction-related uncertainty; the risk that the proposed acquisition may distract Northrop Grumman’s management from other important matters; the impact of legislative, regulatory and competitive changes; results from the proposed acquisition different than those anticipated; and the other risks and uncertainties detailed in Orbital ATK’s filings, including its Annual Report on Form 10-K, with the SEC.

You are urged to consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the forward-looking statements including the accuracy thereof. Forward-looking statements are based on information, plans and estimates as of the date they are made and there may be other factors that may cause actual results to differ materially from these forward-looking statements. Northrop Grumman undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Orbital ATK by Northrop Grumman. In connection with the proposed acquisition, Orbital ATK filed a preliminary proxy statement with the SEC on October 2, 2017. Following the filing of a definitive proxy statement with the SEC, Orbital ATK will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed acquisition. Stockholders of Orbital ATK are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents Orbital ATK will file with the SEC in connection with the proposed acquisition when such documents become available, including Orbital ATK’s definitive proxy statement, because they will contain important information about the proposed acquisition. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov, and from Orbital ATK by going to its investor relations web site at www.orbitalatk.com/investors.

Participants in Solicitation

Northrop Grumman and its directors and executive officers, and Orbital ATK and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Orbital ATK shares of common stock in respect of the proposed acquisition. Information about the directors and executive officers of Northrop Grumman is set forth in the proxy statement for Northrop Grumman’s 2017 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Orbital ATK is set forth in the proxy statement for Orbital ATK’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 23, 2017. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed acquisition, by security holdings or otherwise, is forth in the preliminary proxy statement relating to the proposed acquisition and will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the proposed acquisition.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 10, 2017, among Northrop Grumman Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

Exhibit 4.1	Eighth Supplemental Indenture, dated as of October 13, 2017, between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

Exhibit 4.2	Form of 2.080% Senior Note due 2020 (included in Exhibit 4.1)

Exhibit 4.3	Form of 2.550% Senior Note due 2022 (included in Exhibit 4.1)

Exhibit 4.4	Form of 2.930% Senior Note due 2025 (included in Exhibit 4.1)

Exhibit 4.5	Form of 3.250% Senior Note due 2028 (included in Exhibit 4.1)

Exhibit 4.6	Form of 4.030% Senior Note due 2047 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Cravath, Swaine & Moore LLP

Exhibit 23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey
Corporate Vice President and Secretary

Date: October 13, 2017

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 10, 2017, among Northrop Grumman Corporation and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

Exhibit 4.1	Eighth Supplemental Indenture, dated as of October 13, 2017, between Northrop Grumman Corporation and The Bank of New York Mellon, as successor to JPMorgan Chase Bank, Trustee, to Indenture dated as of November 21, 2001

Exhibit 4.2	Form of 2.080% Senior Note due 2020 (included in Exhibit 4.1)

Exhibit 4.3	Form of 2.550% Senior Note due 2022 (included in Exhibit 4.1)

Exhibit 4.4	Form of 2.930% Senior Note due 2025 (included in Exhibit 4.1)

Exhibit 4.5	Form of 3.250% Senior Note due 2028 (included in Exhibit 4.1)

Exhibit 4.6	Form of 4.030% Senior Note due 2047 (included in Exhibit 4.1)

Exhibit 5.1	Opinion of Cravath, Swaine & Moore LLP

Exhibit 23.1	Consent of Cravath, Swaine & Moore LLP (included in Exhibit 5.1)